UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Section 240.14a-12

                         RMK STRATEGIC INCOME FUND, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                         RMK ADVANTAGE INCOME FUND, INC.
                           RMK HIGH INCOME FUND, INC.
                     RMK MULTI-SECTOR HIGH INCOME FUND, INC.
                         RMK STRATEGIC INCOME FUND, INC.


                              50 NORTH FRONT STREET
                            MEMPHIS, TENNESSEE 38103


                                  May 20, 2008


Dear Shareholders:

    The enclosed Notice and Proxy Statement relate to separate joint Special and Annual Meetings of Shareholders (the "Meetings") of RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Multi-Sector High Income Fund, Inc. and RMK Strategic Income Fund, Inc. (each a "Fund" and collectively, the "Funds") to be held on July 11, 2008, at the offices of Regions Financial Corp., 7130 Goodlett Farms Parkway, Cordova, Tennessee 38016, at 11:00 a.m. Central Time.

    At the Special Meeting, the Funds' Boards of Directors are recommending that shareholders approve new investment advisory agreements (each, a "New Advisory Agreement" and collectively, the "New Advisory Agreements") between Hyperion Brookfield Asset Management, Inc. ("HBAM") and each Fund. In addition, if the New Advisory Agreements are approved by shareholders, the Boards are recommending that shareholders elect a new Board of Directors of each Fund at the Annual Meeting. The holding of a Fund's Annual Meeting as currently scheduled is contingent upon the approval of the New Advisory Agreement by the shareholders of the Fund. The New Advisory Agreements will not take effect unless the shareholders of each Fund elect the new directors and the transaction described in the accompanying Proxy Statement is consummated.

    Morgan Asset Management, Inc. ("MAM"), the current investment adviser to the Funds, has entered into an agreement with HBAM under which HBAM, an investment adviser registered with the U.S. Securities and Exchange Commission, is being proposed by MAM to become the new investment adviser to the Funds. The agreement contemplates that HBAM would become the investment adviser to the Funds and MAM would no longer serve as the Funds' investment adviser. The agreement also contemplates that in connection with the approval of HBAM as the Funds' investment adviser shareholders would elect new Boards of Directors of the Funds, which would consist of individuals proposed by HBAM, and the current members of the Boards would no longer serve as directors of the Funds. Detailed information with respect to each of these proposals is included in the accompanying Proxy Statement for the Meetings.

    Each Fund's Board of Directors has unanimously approved the New Advisory Agreement and has nominated five new individuals for election as directors of the Fund. The appointment of HBAM as investment adviser to each Fund must be approved by the shareholders of that Fund, and the new Board of Directors of a Fund must be elected by the shareholders of that Fund.

    YOU WILL BE ASKED (1) TO APPROVE A NEW ADVISORY AGREEMENT FOR YOUR FUND(S) AT THE JOINT SPECIAL MEETING, AND (2) IF THE NEW ADVISORY AGREEMENTS ARE APPROVED, TO ELECT FIVE NEW DIRECTORS OF YOUR FUND(S) AT THE JOINT ANNUAL MEETING. THE BOARDS UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" THE APPROVAL OF A NEW ADVISORY AGREEMENT FOR YOUR FUND(S). THE BOARDS ALSO UNANIMOUSLY RECOMMEND

THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES. ALTHOUGH THE BOARDS HAVE DETERMINED THAT THE PROPOSALS ARE IN YOUR BEST INTEREST, THE FINAL DECISION IS YOURS.

    YOUR VOTE IS IMPORTANT. The accompanying Proxy Statement includes a detailed description of the proposals and the reasons for the Boards' recommendations. The formal Notice of Joint Special and Annual Meetings and proxy cards also are enclosed. Please read the enclosed materials carefully and cast your vote. Voting your shares early will help to avoid costly follow-up mail and telephone solicitation. After reviewing the attached proxy materials, please complete, sign and date your proxy cards and mail them in the enclosed postage-paid envelope. Please refer to the enclosed proxy cards for alternative forms of voting or you may vote in person.

    Thank you for your continued support.


                                     Sincerely,

                                     /s/ Brian B. Sullivan

                                     Brian B. Sullivan
                                     President

                         RMK ADVANTAGE INCOME FUND, INC.
                           RMK HIGH INCOME FUND, INC.
                     RMK MULTI-SECTOR HIGH INCOME FUND, INC.
                         RMK STRATEGIC INCOME FUND, INC.

                              50 NORTH FRONT STREET
                            MEMPHIS, TENNESSEE 38103

           NOTICE OF JOINT SPECIAL AND ANNUAL MEETINGS OF SHAREHOLDERS

                                  JULY 11, 2008

                             ----------------------

Dear Shareholders:


    NOTICE IS HEREBY GIVEN that separate joint Special and Annual Meetings of Shareholders (the "Meetings") of RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Multi-Sector High Income Fund, Inc. and RMK Strategic Income Fund, Inc. (each, a "Fund" and collectively, the "Funds") will be held on July 11, 2008, at 11:00 a.m. Central Time, at the offices of Regions Financial Corp., 7130 Goodlett Farms Parkway, Cordova, Tennessee 38016, for the following purposes:

SPECIAL MEETING

    (1) To approve a new investment advisory agreement between Hyperion Brookfield Asset Management, Inc. and each Fund; and

    (2) To consider and act upon any other business as may properly come before the Special Meeting or any adjournment thereof.

ANNUAL MEETING

    (1) To elect a Board of five Directors consisting of two Class I Directors, one Class II Director and two Class III Directors of each Fund; and

    (2) To consider and act upon any other business as may properly come before the Annual Meeting or any adjournment thereof.

EACH FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH PROPOSAL.

    Each Fund's Board of Directors has fixed the close of business on May 5, 2008, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meetings and any adjournments thereof.

                                     By Order of the Boards of Directors,

                                     /s/ Charles D. Maxwell

                                     Charles D. Maxwell
                                     Secretary

May 20, 2008

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            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
                    PLEASE RETURN YOUR PROXY CARDS PROMPTLY.

    SHAREHOLDERS ARE INVITED TO ATTEND THE MEETINGS IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETINGS IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARDS, DATE AND SIGN THEM, AND RETURN THEM IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU OWN SHARES OF MORE THAN ONE FUND, THERE WILL BE TWO PROXY CARDS ENCLOSED FOR EACH FUND OWNED. PLEASE FILL OUT AND RETURN EACH PROXY CARD. PLEASE REFER TO THE ENCLOSED PROXY CARDS FOR INSTRUCTIONS ON ALTERNATIVE FORMS OF VOTING. IF YOU SIGN, DATE AND RETURN THE PROXY CARDS BUT GIVE NO VOTING INSTRUCTIONS, THE PROXIES WILL VOTE IN FAVOR OF THE APPROVAL OF THE NEW ADVISORY AGREEMENT(S) AND THE ELECTION OF EACH OF THE NOMINEES.

    TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARDS PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

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

                         RMK ADVANTAGE INCOME FUND, INC.
                           RMK HIGH INCOME FUND, INC.
                     RMK MULTI-SECTOR HIGH INCOME FUND, INC.
                         RMK STRATEGIC INCOME FUND, INC.

                              50 NORTH FRONT STREET
                            MEMPHIS, TENNESSEE 38103

                               ------------------
                                 PROXY STATEMENT
                               ------------------

                JOINT SPECIAL AND ANNUAL MEETINGS OF SHAREHOLDERS

                                  JULY 11, 2008



    This Proxy Statement is furnished to shareholders in connection with the solicitation of proxies on behalf of the Boards of Directors (each, a "Board" and collectively, the "Boards") of RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Multi-Sector High Income Fund, Inc. and RMK Strategic Income Fund, Inc. (each, a "Fund" and collectively, the "Funds") to be voted at separate joint Special and Annual Meetings of Shareholders of the Funds to be held on July 11, 2008, at 11:00 a.m. Central Time at the offices of Regions Financial Corp. ("Regions"), 7130 Goodlett Farms Parkway, Cordova, Tennessee 38016, or any adjournments thereof (the "Meetings"). The approximate mailing date of this Proxy Statement and the accompanying proxy cards is May 27, 2008.

    As discussed more fully below, shareholders of the Funds are being asked to vote:

SPECIAL MEETING

    (1) To approve a new investment advisory agreement (each, a "New Advisory Agreement" and collectively, the "New Advisory Agreements") between Hyperion Brookfield Asset Management, Inc. ("HBAM") and each Fund; and

    (2) To consider and act upon any other business as may properly come before the Special Meeting or any adjournment thereof.

ANNUAL MEETING

    (1) To elect a Board of five Directors consisting of two Class I Directors, one Class II Director and two Class III Directors of each Fund; and

    (2) To consider and act upon any other business as may properly come before the Annual Meeting or any adjournment thereof.

    The Boards know of no business other than the approval of the New Advisory Agreements and the election of the new Boards of Directors that will be presented for consideration at the Meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxies to vote in accordance with their best judgment. The New Advisory Agreements will be considered and voted on at the joint Special Meeting and, if the New Advisory Agreements are approved by shareholders, the proposal to elect new Boards of five Directors will be considered and voted on at the joint Annual Meeting. The New Advisory Agreements will not take effect unless the shareholders also elect the new directors and the Transaction (defined below) is consummated. The holding of the joint Annual Meeting as currently scheduled is contingent upon the approval of the New Advisory Agreements at the joint Special Meeting. In the event that the New Advisory Agreement between any Fund and HBAM is not approved, the Funds' joint Annual Meeting will be postponed.

    The close of business on May 5, 2008 has been fixed as the record date (the "Record Date") for determining shareholders entitled to notice of, and to vote at, the Meetings. Information as to the number of outstanding shares of common stock of each Fund as of the Record Date is set forth below:

----------------------------------------------------------------
                                       Total Number of Shares
----------------------------------------------------------------
RMK Advantage Income Fund, Inc.              32,481,735
----------------------------------------------------------------
RMK High Income Fund, Inc.                   23,972,004
----------------------------------------------------------------
RMK Multi-Sector High Income Fund, Inc.      36,662,828
----------------------------------------------------------------
RMK Strategic Income Fund, Inc.              28,992,070
----------------------------------------------------------------

To the knowledge of the Funds, as of the Record Date, the Funds do not know of any person who owned beneficially 5% or more of any class of shares of a Fund. As of the Record Date, current directors and officers of each Fund as a group owned an aggregate of less than one percent of each Fund's outstanding shares. Additional information regarding voting your shares of the Funds and attending the Meetings is included at the end of this Proxy Statement in the section entitled "Voting Information."

    Each Fund is a Maryland corporation that is registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company with its own investment objective. Each Fund is authorized to issue 1,000,000,000 shares of capital stock with a par value of $0.0001 per share (individually and collectively referred to as "shares," and the holders of the shares are "shareholders").

    Morgan Asset Management, Inc. ("MAM"), 1901 6th Avenue North, 4th Floor, Birmingham, Alabama 35203, a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), is a wholly owned subsidiary of MK Holding, Inc. and serves as the each Fund's investment adviser under an investment advisory agreement (collectively, the "Current Advisory Agreements"). MK Holding, Inc. is a wholly owned subsidiary of Regions. Morgan Keegan & Company, Inc. ("Morgan Keegan") is also a wholly owned subsidiary of Regions.

    The date of this Proxy Statement is May 20, 2008.

                                TABLE OF CONTENTS

OVERVIEW ......................................................................4
The Transaction................................................................4
Post-Transaction Structure and Operations of the Funds.........................5
HBAM and its Affiliates........................................................6
Anticipated Benefits of the Transaction........................................6

SPECIAL MEETING-PROPOSAL 1:   APPROVAL  OF A NEW ADVISORY AGREEMENT BETWEEN EACH
FUND AND HBAM .................................................................7
Reasons for Board Approval and Recommendation..................................7
Terms of the New Advisory Agreement...........................................11
Differences  Between  the  Current  Advisory   Agreements   and   New   Advisory
Agreements....................................................................14
Other Agreements Relating to the Funds........................................14
Section 15(f) of the 1940 Act.................................................15
Required Vote.................................................................15

ANNUAL MEETING-PROPOSAL 2:  ELECTION OF BOARDS OF DIRECTORS ..................16
Board Consideration of the Nominees...........................................16
Information Concerning Nominees...............................................17
Ownership of Fund Shares......................................................19
Board and Committee Meetings..................................................19
Information About the Funds' Current Officers.................................21
Compensation of Directors.....................................................22
Procedures for Communications to the Boards ..................................22
Required Vote.................................................................22

ADDITIONAL INFORMATION........................................................23
Investment Adviser and Administrator..........................................23
Information about the Independent Registered Public Accounting Firm ..........23
Legal Proceedings.............................................................24

VOTING INFORMATION ...........................................................25
Required Vote.................................................................25

SOLICITATION OF PROXIES ......................................................26

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE ......................26

DIRECTOR ATTENDANCE AT MEETINGS AND SHAREHOLDER COMMUNICATIONS ...............26

SHAREHOLDER PROPOSALS ........................................................26

SHAREHOLDER REPORTS ..........................................................27

OTHER BUSINESS ...............................................................27

APPENDIX A ..................................................................A-1

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

                                    OVERVIEW

      On April 21, 2008, the Boards considered and approved items to effectuate a proposal by MAM and HBAM, whereby HBAM would become the new investment adviser to the Funds. To implement the new investment advisory arrangements for the Funds, the Boards approved the New Advisory Agreements between HBAM and the Funds. The Boards are submitting the New Advisory Agreements for approval by the shareholders of the Funds. If the New Advisory Agreements are approved by shareholders, the Boards also are submitting a slate of five nominees for election to serve as new Boards of Directors of the Funds following consummation of the Transaction (defined below).

THE TRANSACTION

      MAM and its affiliates have entered into an Adoption Agreement with HBAM dated as of April 18, 2008 (the "Adoption Agreement"), under which HBAM is being proposed by MAM to become the new investment adviser to the Funds and three open-end funds (the "Open-End Funds") currently advised by MAM (the "Transaction"). The Adoption Agreement contemplates that, following approval of the New Advisory Agreements by shareholders of the Funds, approval of a separate new advisory agreement by shareholders of the Open-End Funds, the election of new Boards of five Directors of the Funds (the "New Boards") and the election of a new board of directors of the Open-End Funds, HBAM would become the investment adviser to the Funds and MAM would no longer serve as the Funds' investment adviser. The Adoption Agreement also contemplates that MAM would support the election of the New Boards, which would consist of individuals proposed by HBAM, and the current members of the Boards would no longer serve as directors following consummation of the Transaction. The Adoption Agreement contemplates that the same slate of nominees would be elected and qualified to serve as a new board of directors of the Open-End Funds.

      After careful consideration of the history of each Fund's relationship with MAM and HBAM, each Board, including all of the directors who are not "interested persons" (as defined in the 1940 Act) of the Funds (the "Independent Directors"), who were present at a meeting held in-person on April 21, 2008, unanimously determined that it would be in the best interests of each Fund and its shareholders to approve the proposals contemplated by the Adoption Agreement. At the April 21, 2008 meeting, the Boards, including all of the Independent Directors, unanimously approved the New Advisory Agreements with HBAM and determined to submit them to shareholders for approval. The form of the New Advisory Agreement is attached hereto as Appendix A.

      The Adoption Agreement contemplates that, contingent upon Board and shareholder approval of the New Advisory Agreements, the New Boards would be elected and qualified, and that the current directors of the Funds would no longer serve following consummation of the Transaction. As described more fully below, at its April 21, 2008 meeting, each Board, based on the recommendation of its Independent Directors Committee, nominated a slate of five individuals (each, a "Nominee" and collectively, the "Nominees") for election as directors of the Funds. At that meeting, the Boards also approved, based on the recommendation of the Independent Directors Committees, a decrease in the number of directors of the Funds from six to five, with such decrease to take effect upon consummation of the Transaction. The Board of each Fund will continue to be divided into three classes, designated Class I, Class II and Class III, with the terms of office of Class I, Class II and Class III Directors expiring at the annual meeting of shareholders held in 2009, 2010 and 2011, respectively, and at each third annual meeting of shareholders thereafter.

      The consummation of the Transaction is subject to certain terms and conditions, including, among others: (1) each Fund obtaining approval to enter into the New Advisory Agreement, as set forth in Proposal 1 of this Proxy Statement, from the shareholders of that Fund; and (2) the election of the New

Board, as set forth in Proposal 2 of this Proxy Statement, by the shareholders of each Fund. In addition, the consummation of the Transaction is contingent upon approval by the shareholders of the Open-End Funds of a new advisory agreement with HBAM and the election of the Nominees as directors of the Open-End Funds. The Adoption Agreement also includes representations and warranties and indemnification provisions. Although there is no assurance that the Transaction will be consummated, if each of the terms and conditions is satisfied or waived, the parties anticipate that the closing of the Transaction will take place on or about July 14, 2008.

      As stated above, the appointment of HBAM as the Funds' investment adviser and the election of the New Boards have been approved by each Fund's current Board and must be approved by the shareholders of the Funds. The Boards are submitting the New Advisory Agreements for approval by the shareholders of the Funds at the Special Meeting. If shareholders of each Fund approve the New Advisory Agreement, the Boards also are submitting the Nominees for election at the Annual Meeting to serve as directors of the Funds upon consummation of the Transaction.

      Section 15 of the 1940 Act requires that agreements under which persons serve as investment advisers to a registered investment company must be approved by a specified majority of the fund's shareholders. Please see the section entitled "Voting Information" below. Accordingly, shareholders of each Fund are being asked to approve the New Advisory Agreement with respect to their Fund to allow HBAM to serve as the Fund's investment adviser. If the shareholders of each Fund do not approve the New Advisory Agreement at the Special Meeting, MAM will continue as investment adviser and the Funds' Annual Meeting will be postponed.

POST-TRANSACTION STRUCTURE AND OPERATIONS OF THE FUNDS

      Following shareholder approval of the proposals described in this Proxy Statement and the consummation of the Transaction, HBAM will become the Funds' investment adviser and will have primary responsibility for the day-to-day management of the Funds. It is expected that the Funds' investment objectives, policies and restrictions (as set forth in the registration statement) will remain the same after the Transaction. Furthermore, it is expected that because of the Expense Limitation Agreements (defined below) the maximum annual operating expense ratio of each Fund will be no higher than the current maximum annual operating expense ratio of that Fund (not including any voluntary waivers or expense limitations by MAM) for a period of at least two years after the Transaction.

      If the joint Annual Meeting is convened as scheduled and the Nominees are elected by shareholders at the joint Annual Meeting, the Nominees will be qualified and serve as directors of the Funds upon consummation of the Transaction. Although their terms of office do not expire at the Annual Meeting, the current Class I and Class III Directors will resign as directors of the Funds effective upon consummation of the Transaction. Accordingly, upon consummation of the Transaction, all the current members of the Boards, J. Kenneth Alderman, Albert C. Johnson, James Stillman R. McFadden, W. Randall Pittman, Mary S. Stone and Archie W. Willis, III, will no longer serve as directors of the Funds. In addition, the New Boards are expected to appoint new officers of the Funds.

      Under the Adoption Agreement, Morgan Keegan has agreed to continue providing certain administrative and fund accounting services to the Funds until HBAM effects a transition to one or more other service providers.

      The Funds are permitted to borrow up to one-third of the value of their total assets, including such borrowings, for investment purposes. Such borrowing is referred to as leveraging and the Funds have utilized collateralized bank lines of credit for this purpose. As of May 12, 2008, the Funds' borrowing arrangements were as follows: Advantage Income Fund's collateralized $160 million bank line of credit matured in March 2008, was extended and was fully repaid on May 1, 2008, and has been irrevocably terminated. As of May 12, 2008, Advantage Income Fund had no available bank line of credit for leverage purposes. High Income Fund's collateralized $125 million bank line of credit matured in December 2007, was extended and fully repaid on April 22, 2008, and has been irrevocably terminated. As of May 12, 2008, High Income Fund had no available bank line of credit for leverage purposes. Multi-Sector High Income's collateralized $180 million bank line of credit matured in March 2008, was extended and was fully repaid on May 5, 2008, and has been irrevocably terminated. As of May 12, 2008, Multi-Sector High Income Fund had no available bank line of credit for leverage purposes. Strategic Income Fund has a collateralized $150 million bank line of credit which matures on July 11, 2008. As of May 12, 2008, the outstanding balance on the line of credit was $3 million. It is expected that the line of credit will be repaid in full at or prior to maturity and will be irrevocably terminated. It is also expected that HBAM will evaluate whether to establish new bank lines of credit or other financing arrangements for leverage purposes, consistent with applicable laws and regulations.

HBAM AND ITS AFFILIATES

      HBAM, a wholly-owned subsidiary of Brookfield Asset Management Inc. ("BAM"), is a Delaware corporation organized in February 1989 and a registered investment adviser under the Advisers Act. The business address of HBAM and its officers and directors is Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010. As of March 31, 2008, HBAM and its affiliates had approximately $21.4 billion in assets under management. HBAM's clients include pension plans, foundations and endowments, insurance companies, real estate investment trusts and closed-end investment companies. HBAM also provides portfolio evaluation and consultation services. In its investment process, HBAM focuses on relative value opportunities, particularly in the mortgage-backed securities and asset-backed securities markets. BAM, an
Ontario, Canada corporation, has its principal place of business at Brookfield Place, 181 Bay Street Suite 300, P.O. Box 762, Toronto, Ontario M5J 2T3.

      Under an existing consulting agreement with the Funds dated as of August 3, 2007 (the "Consulting Agreement"), HBAM is responsible for furnishing the Funds with advice regarding asset valuations. In this regard, HBAM is responsible for, among other things, assisting the Funds, on a daily basis, in their determination of an estimated "fair value" for certain portfolio securities. If the New Advisory Agreements are approved by shareholders and the Transaction is consummated, the Consulting Agreement will terminate, and HBAM will provide substantially similar services under the New Advisory Agreements.

ANTICIPATED BENEFITS OF THE TRANSACTION

      The Boards anticipate that the Transaction will benefit the Funds in a number of ways, including:

      o HBAM's depth of investment experience with asset-backed and mortgage-backed securities should enhance the service to the Funds' shareholders. HBAM has substantial experience, qualifications and capabilities in managing investment companies with fixed income assets that are comparable to the Funds' portfolio holdings. HBAM has extensive investment management experience with sectors of the fixed income market including mortgage-backed securities, structured products, core fixed income and corporate high-yield bonds and loans. HBAM's corporate high-yield team of five investment professionals has managed portfolios together for more than 12 years, and has experience managing high yield funds for both retail and institutional clients. They have experience managing more than $5 billion at their prior firm, including more than $2 billion in leveraged closed-end funds. HBAM has developed an in-depth knowledge of the Funds' portfolio holdings as a result of providing asset valuation consulting services to the Funds since August 2007.

      o It is expected that each Fund's investment objectives, policies and restrictions (as set forth in the registration statement) will remain the same after the Transaction. Nevertheless, HBAM is also expected to review the current holdings and composition of the Funds' portfolios and may, consistent with applicable investment policies and restrictions, make certain changes in any Fund's portfolio investments. In selecting securities to purchase or sell, HBAM has indicated that it will seek to improve the overall risk profile of the portfolios in light of current market conditions, generate current income, enhance liquidity and improve the Funds' ability to obtain favorable leverage arrangements. There is no guarantee that HBAM will achieve these goals. Moreover, restructuring of a Fund's portfolio will involve transaction costs, which will be borne by the Fund, and may result in the realization of taxable capital gains or losses.

      o As a result of the Expense Limitation Agreements (defined below) the maximum annual operating expense ratio of each Fund will be no higher than the current maximum annual operating expense ratio of the Fund for a period of at least two years after the Transaction.

SPECIAL MEETING-PROPOSAL 1: APPROVAL OF A NEW ADVISORY AGREEMENT BETWEEN EACH FUND AND HBAM

      At the joint Special Meeting, shareholders of each Fund are being asked to approve the New Advisory Agreement between their Fund and HBAM. If the shareholders approve the New Advisory Agreements and elect the Nominees specified in Proposal 2 for each Fund, HBAM will become the investment adviser upon the closing of the Transaction. The closing of the Transaction is conditioned upon approval of all of the advisory agreements and the election of the new board of the Open-End Funds, as well as other terms and conditions. MAM will no longer serve as investment adviser to each Fund, effective upon closing of the Transaction. The effectiveness of the New Advisory Agreement is contingent upon the election by shareholders of the Nominees identified in Proposal 2 as directors of the Fund and the consummation of the Transaction.

REASONS FOR BOARD APPROVAL AND RECOMMENDATION

      BACKGROUND. In late 2007, HBAM, which had been serving as a valuation consultant to the Funds since August 2007, expressed an interest in becoming the Funds' investment adviser and began discussions with MAM regarding HBAM taking over the management of the Funds. MAM requested and received a proposal from HBAM under which HBAM would serve as investment adviser to the Funds. The details of the proposal from HBAM (the "Proposal") were discussed with the Independent Directors during a telephonic meeting on January 16, 2008 and at an in-person meeting held on January 23, 2008. MAM represented to the Boards that MAM believed that the Proposal was in the best interests of Fund shareholders. The essential elements of the Proposal have been incorporated into the Adoption Agreement.

      The Boards or Independent Directors met telephonically several times to discuss the Proposal. During these meetings, and at an in-person meeting on April 21, 2008, the Boards evaluated the resources, capabilities and performance of HBAM in order to make an informed decision as to whether the engagement of HBAM would be in the best interests of each Fund and its shareholders. The Boards requested and received information and materials from HBAM and MAM and familiarized themselves with, among other things, HBAM's structure, personnel, investment philosophy and performance, financial condition, and organizational and compliance resources. The Boards also met in person with representatives of

HBAM on two occasions, and individual Board members conducted further meetings at HBAM's offices.

      During these meetings, the Boards met with Mr. Dana E. Erikson, CFA, who is expected to be the Funds' lead portfolio manager, and Mr. Anthony Breaks who is expected to be the Funds' co-portfolio manager. The Boards noted that Mr. Erikson has 21 years of experience in managing portfolios with investments similar to the Funds. The Boards further noted that Mr. Erikson currently leads a team of five investment professionals ("High Yield Team") who joined HBAM in 2006 and focus on high yield assets, including bank debt, corporate high yield, equities, private placements and distressed debt. HBAM informed the Boards that the High Yield Team has worked together since 1996 and has experience managing leveraged closed-end funds, open-end funds, separate accounts and portions of asset allocation funds. HBAM provided information to the Boards with respect to other members of the High Yield Team, including a senior portfolio manager on the team who has experience investing in private placements, high yield and bank debt and who has worked in this investment area for nearly 30 years. HBAM also noted that the High Yield Team includes two senior analysts, each of whom has more than 15 years of relevant experience, and a dedicated trader. HBAM also provided the Boards with information regarding Mr. Breaks' background and expertise. The Boards noted that Mr. Breaks is part of a separate 15 member team focusing on structured mortgage-related investment products (including collateralized debt obligations), an area to which HBAM stated that it has committed substantial resources since its founding in 1989. The Boards noted Mr. Breaks had been with HBAM and BAM for six years. Lastly, the Boards noted that each of the members of the High Yield Team and Mr. Breaks has previously worked at other large asset management companies and/or broker-dealers.

      The Boards considered the details of the Proposal. Among other things, the Boards considered the New Advisory Agreements, the Expense Limitation Agreements (defined below) and post-transaction services for the Funds. In addition, the Boards considered that the Proposal contemplates the election of the New Boards, which would consist of individuals proposed by HBAM, and the current members of the Boards would no longer serve as directors. The Boards noted that election of the New Boards' members would be contingent upon shareholder approval of the New Advisory Agreements. Further, the Boards noted that, under the Adoption Agreement, HBAM agreed to pay Morgan Keegan a fee of up to $8 million in two payments over a two year period based on the Funds' annualized advisory fees and, with respect to the Open-End Funds, to pay Morgan Keegan a fee for distribution assistance in respect of the Open-End Funds for a period of one year following the Transaction closing date equal to 0.15% of the Open-End Funds' average daily net asset value. The Boards also noted that in connection with the Transaction, MAM and Regions agreed to indemnify each Fund for amounts payable by the Fund to MAM's or Region's officers, directors or employees, or any corporate affiliate of MAM or Regions, pursuant to any agreement or indemnification obligation of the Funds to such persons, and that MAM and Regions also waived all rights of indemnification under any agreement or indemnification obligation of the Funds. As part of the Proposal, MAM and Regions agreed to provide certain indemnifications to HBAM. HBAM, the Funds, the Open-End Funds, MAM and its affiliates have entered into an agreement to permit HBAM and the Funds to use the names and marks Morgan Keegan, Morgan, Regions, Regions Morgan Keegan and RMK as a distinctive part of their names for a period 60 days after the closing of the Transaction.

      After careful consideration and review of, and discussion about, all the materials and information received from all parties, the Boards determined it was in the best interests of the Funds to approve HBAM as the new investment adviser. As stated above, the directors who were present at the in-person meeting held on April 21, 2008, including all of the Independent Directors, unanimously approved the New Advisory Agreement between HBAM and each Fund and unanimously recommended that each Fund's shareholders approve the New Advisory Agreement. A summary of the Boards' considerations are provided below in the section below entitled "Independent Directors Committees and Board Considerations of the New Advisory Agreements."

      INDEPENDENT DIRECTORS COMMITTEE AND BOARD CONSIDERATIONS OF THE NEW ADVISORY AGREEMENTS. In approving the New Advisory Agreements and determining to submit them to shareholders for approval, the directors considered a wide variety of factors. The Independent Directors were assisted by independent legal counsel during their deliberations and received a memorandum from such counsel discussing the legal standards for their consideration of the New Advisory Agreements and related matters. They also met in person with such counsel separately from representatives of MAM and HBAM to discuss the Proposal. In evaluating the New Advisory Agreements, the Boards reviewed information furnished by HBAM and MAM in response to questions submitted by independent legal counsel on their behalf.

      In approving the New Advisory Agreements, the Boards determined that the terms of the New Advisory Agreements are fair and reasonable and that approval of the New Advisory Agreement on behalf of each Fund is in the best interests of that Fund. In their deliberations, the Boards did not identify any single factor or information as all-important or controlling, and each director may have attributed different weights to the various factors. Among other things, the directors considered:

      (1) THE QUALIFICATIONS OF HBAM, INCLUDING THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED. The Boards first considered whether HBAM was qualified to assume the management of the Funds. The Boards considered the reputation, financial strength, key services and operations, resources and expertise of HBAM as a firm, including the structure of its organization, its relationships, its historical expertise in the asset-backed securities market, coupled with expanding capabilities in the core fixed income and high yield sectors, and its ability to attract and maintain highly-qualified, professional talent. The Boards noted particularly that HBAM's research team has designed advanced proprietary investment technology platforms for the monitoring, analysis and management of risk/reward attributes across all sectors of the fixed income market. Further, the Boards noted that HBAM manages in excess of $21 billion for a client base including, but not limited to, insurance companies, pension funds, financial institutions, registered investment companies and foundations. The Boards considered the quality and nature of the proposed investment advisory services to be provided to the Funds by HBAM as compared to those provided by MAM.

      Next, the Boards considered the qualifications and experience of the investment advisory personnel at HBAM. In particular, the Boards considered the background and expertise of Mr. Dana Erikson, the head of HBAM's High Yield Team, as the proposed lead portfolio manager of the Funds, with the day-to-day responsibility for the management of the Funds. The Boards noted that Mr. Erikson is responsible for HBAM's corporate high yield exposures and the establishment of portfolio objectives and strategies. The Boards also noted the experience of the other members of HBAM's High Yield Team, as well as that of Mr. Anthony Breaks and his team, and considered that HBAM applies a team-oriented approach to the fundamental analysis that drives its relative value-
oriented investment decision-making process. This process contemplates a relative valuation of the entire capital structure of a potential investment, which includes valuation of the equity, bonds and bank debt, to determine the optimal way to gain exposure to the issuing company. The Boards concluded that HBAM's experience and personnel made HBAM well-qualified to manage each Fund's portfolio in accordance with its investment objectives and strategies, and that there was potential that shareholders would benefit from HBAM's management of the Funds.

      The Boards further considered HBAM's methodology for compensating the Funds' portfolio manager and the rest of the portfolio management, trading and research team. The Boards also considered HBAM's investment philosophy and its investment outlook for the Funds. The Boards noted that HBAM's commitment to a relative value investment philosophy has continued throughout its history. Additionally, the Boards considered whether HBAM would be able to meet the compliance demands set forth under various regulations. The Boards reviewed materials regarding HBAM's compliance program and code of ethics and discussed the compliance program with HBAM's Chief Compliance Officer.

      The Boards concluded that the intended scope of HBAM's services was satisfactory and comparable to those currently provided by MAM and that there should be no diminution of the scope or quality of the advisory services provided to the Funds under the New Advisory Agreements.

      (2) THE INVESTMENT PERFORMANCE OF HBAM. The Boards considered the investment performance of HBAM's registered investment companies and the performance record of the High Yield Team. The Boards compared the long-term performance of the High Yield Team's composite to its benchmark and to the performance of the Funds. Based on these factors the Boards concluded that the overall performance results supported the approval of the New Advisory Agreements.

      (3) THE REASONABLENESS OF THE ADVISORY FEES. In evaluating the costs of the services to be provided by HBAM under the New Advisory Agreements and the profitability of HBAM with respect to each Fund, the Boards considered, among other things, whether advisory fees or other expenses would change as a result of the new arrangements. The Boards noted that the fees payable under the New Advisory Agreements would be the same as those payable under the Current Advisory Agreements. As part of their analysis, the Boards examined the fees payable under the New Advisory Agreements and the total expense ratio of each Fund in comparison to the fees and total expense ratios for its peer group. The Boards noted that the advisory fees and the total expense ratios for each Fund were near the mean of figures provided by an independent data service for other leveraged high current yield funds while the advisory fees were at, and the total expense ratios were slightly above, the median of figures for the other leveraged high current yield funds. The Boards further noted that pursuant to the Expense Limitation Agreements (defined below), HBAM would agree to waive a portion of its fees and reimburse certain expenses of the Funds for a period of two years after each New Advisory Agreement takes effect so that the maximum annual operating expense ratio of each Fund does not exceed the maximum annual operating expense ratio under the current contractual expense limitation arrangement between MAM and the Fund.

      The Boards then considered HBAM's management of other registered investment companies and similarly managed accounts. The Boards noted that the advisory fees paid by the other registered investment companies and similarly managed accounts were comparable to the advisory fees proposed to be paid by each Fund. The Boards concluded that the level of advisory fee to be charged to each Fund was reasonable in light of these factors.

      (4) THE PROFITABILITY OF HBAM WITH RESPECT TO ITS RELATIONSHIP WITH EACH FUND. The Boards considered what benefits HBAM would derive from the management of the Funds and whether it would have a financial interest in the matters that were being considered. The Boards reviewed information regarding the estimated profitability to HBAM of its relationship with the Funds and considered whether the profits would be reasonable. The profitability analysis took into consideration fall-out benefits from HBAM's relationship with the Funds. The
Boards found that the estimated profits to be realized by HBAM from its relationship with the Funds were likely to be reasonable.

      (5) THE EXTENT TO WHICH ECONOMIES OF SCALE MIGHT BE REALIZED AS EACH FUND GROWS. The Boards considered whether economies of scale would be realized by the Funds at higher asset levels. The Boards also assessed whether certain of HBAM's costs would increase if asset levels rise. The Boards considered each Fund's current asset size and concluded that under foreseeable conditions, they were unable to assess at the present time whether economies of scale would be realized if the Funds were to experience significant asset growth. The Boards noted that HBAM has represented that it expects to analyze whether economies of scale can be recognized in the future should the Funds' assets under management grow and, should economies of scale emerge, would recommend an appropriate arrangement to share the benefits of such economies with Fund shareholders.

      (6) POSSIBLE CONFLICTS OF INTEREST. The Boards also discussed HBAM's methods of dealing with conflicts of interest. The Boards noted that HBAM has adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for HBAM and the individuals that it employs. For example, the Boards noted that HBAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Boards further noted that HBAM also has adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts.

      BOARD APPROVAL AND RECOMMENDATION OF THE NEW ADVISORY AGREEMENTS. As a result of the considerations described above, the Boards, including all of the Independent Directors, determined to approve the New Advisory Agreements with HBAM. Based on these considerations, the Boards were satisfied that: (1) the Funds were likely to benefit from the nature, quality and extent of HBAM's services; and (2) HBAM has the resources to provide the services and to carry out its responsibilities under the New Advisory Agreements. The Boards, including all of the Independent Directors, concluded that the terms of the New Advisory Agreements are fair and reasonable, that the fees stated therein, including ancillary benefits, are reasonable in light of the services to be provided to the Funds, and for these reasons the Boards approved the New Advisory Agreements and concluded that the New Advisory Agreement should be recommended to each Fund's shareholders for their approval. Based on the foregoing, the Boards, including all of the Independent Directors, who were present at the meeting held in person on April 21, 2008, unanimously voted to approve and to recommend to the shareholders of each Fund that they approve the New Advisory Agreement.

TERMS OF THE NEW ADVISORY AGREEMENT

      The form of the New Advisory Agreement is attached as Appendix A to this Proxy Statement and the description of its terms in this section is qualified in its entirety by reference to Appendix A. The terms of the New Advisory Agreement are substantially similar to those of the Current Advisory Agreements. However, there are certain differences of which you should be aware. The following is a description of the New Advisory Agreement. A comparison of the New Advisory Agreements and the Current Advisory Agreements is set forth below in the section entitled "Differences Between the Current Advisory Agreements and the New Advisory Agreements."

      INVESTMENT ADVISORY SERVICES. HBAM will serve as the investment adviser to the Funds pursuant to the New Advisory Agreements. In addition to providing investment advisory services to a Fund, the New Advisory Agreement provides that HBAM will (1) act as investment adviser and direct the investment and reinvestment of the Fund's assets and in connection therewith will have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights pertaining to such securities and other assets on behalf of the Fund, and (2) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Fund, including the selection of entities through which such transactions are to be effected. The New Advisory Agreements permit HBAM to effect securities transactions on behalf of the Funds through affiliated persons of HBAM. The New Advisory Agreements also permit HBAM to compensate, through higher commissions, brokers and dealers (other than its affiliates) who provide investment research and analysis to the Funds and to other advisory accounts over which it or its affiliates exercise investment discretion in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

      During the fiscal year ended March 31, 2008, the Funds did not pay any commissions to brokers affiliated with MAM.

      ADVISORY FEES AND EXPENSES. Each Fund will pay HBAM an advisory fee based on its average daily net assets. The advisory fee will be equal to an annual rate based on the following fee schedule:

--------------------------------------------------------------------------------
            Fund                       % of Fund's daily net assets paid to HBAM
--------------------------------------------------------------------------------
RMK Advantage Income Fund, Inc.                           0.65%
--------------------------------------------------------------------------------
RMK High Income Fund, Inc.                                0.65%
--------------------------------------------------------------------------------
RMK Multi-Sector High Income Fund, Inc.                   0.65%
--------------------------------------------------------------------------------
RMK Strategic Income Fund, Inc.                           0.65%
--------------------------------------------------------------------------------

      The  advisory  fees to be paid under the New Advisory Agreements  are  the
same as those paid under  the  Current  Advisory  Agreements.   Please  see  the
discussion below.

      The following table sets forth the aggregate amount of advisory fees paid by the Funds to MAM during the last fiscal year ended March 31, 2008, pursuant to the Current Advisory Agreements:

--------------------------------------------------------------------------------
             Fund                             Aggregate Fee Paid During the Last
                                                         Fiscal Year
--------------------------------------------------------------------------------
RMK Advantage Income Fund, Inc.                           $3,693,108
--------------------------------------------------------------------------------
RMK High Income Fund, Inc.                                $2,751,650
--------------------------------------------------------------------------------
RMK Multi-Sector High Income Fund, Inc.                   $3,940,987
--------------------------------------------------------------------------------
RMK Strategic Income Fund, Inc.                           $3,272,627
--------------------------------------------------------------------------------

      Under the New Advisory Agreement, each Fund will bear the expenses of its operation, except those specifically allocated to HBAM under the New Advisory Agreement or under any separate agreement between the Fund and HBAM. Subject to any separate agreement or arrangement between the Fund and HBAM, the expenses allocated to a Fund include, but are not limited to: (i) organizational expenses; (ii) legal and audit expenses; (iii) borrowing expenses; (iv) interest; (v) taxes; (vi) governmental fees; (vii) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (viii) the cost (including brokerage commissions and issue or transfer taxes or other charges, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (ix) fees of custodians, transfer agents, registrars, proxy voting services, pricing or valuation services or other agents or service providers; (x) expenses of preparing share certificates; (xi) expenses relating to the redemption or repurchase of shares;
(xii) expenses of registering and qualifying shares for sale under applicable federal or state law and maintaining such registrations and qualifications;
(xiii) expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices and dividends to shareholders;
(xiv) cost of stationery; (xv) costs of shareholders and other meetings  of  the

Fund, including any expenses relating to proxy solicitation and vote tabulation;
(xvi) compensation and expenses of the independent directors of the Fund, and officers of the Fund who are not officers, directors or employees of HBAM or its affiliates, if any; (xvii) the Fund's portion of premiums of any fidelity bond and other insurance covering the Fund and its officers and directors; (xviii) the fees and other expenses of listing and maintaining the Fund's shares on the New York Stock Exchange or any other national stock exchange; and (xix) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund.

      SERVICES TO OTHER CLIENTS. The New Advisory Agreements do not limit the freedom of HBAM or any of its affiliates to render investment management or administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities. HBAM acts as investment adviser or sub-adviser to other registered investment companies with similar investment objectives and policies as the Funds. The following table sets forth the name, asset size and compensation received by HBAM for providing advisory or sub-advisory services to these other funds.

                                                                                   ADVISORY FEE RATE
                                                             NET ASSETS AS OF     (AS A PERCENTAGE OF
                    NAME OF SIMILAR FUND                      MARCH 31, 2008    AVERAGE DAILY NET ASSETS)
                    --------------------                      --------------    -------------------------
The Hyperion Brookfield Total Return Fund, Inc.                $209 million             0.65%

The Hyperion Brookfield Strategic Mortgage Income Fund, Inc.   $ 91 million             0.65%

Hyperion Brookfield Collateralized Securities Fund, Inc.       $328 million             0.41%

Hyperion Brookfield Income Fund, Inc.                          $145 million             0.50%


      LIMITATION OF LIABILITY. The New Advisory Agreement provides that neither HBAM nor any director, officer, employee, agent or controlling person of HBAM shall be liable for any act or omission or for any loss sustained by a Fund in connection with matters to which the New Advisory Agreement relates, unless due to willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the New Advisory Agreement.

      TERM OF AGREEMENT. If approved by the shareholders of the Funds, the New Advisory Agreements will take effect on the closing date of the Transaction and will remain in effect for an initial term of two years. Thereafter, the New Advisory Agreement will remain in effect with respect to a Fund from year to year if approved annually (i) by the vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Fund's Board of Directors, and (ii) by the vote, cast in person at a meeting called for such purpose, of a majority of the Independent Directors.

      TERMINATION. The New Advisory Agreement may be terminated, without penalty, at any time by either party upon at least 60 days' prior written notice to the other party; provided that in the case of termination by a Fund, the termination has been authorized (i) by a majority of the Fund's directors or
(ii) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Each New Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

DIFFERENCES BETWEEN THE CURRENT ADVISORY AGREEMENTS AND NEW ADVISORY AGREEMENTS

      The following are the key differences between the New Advisory Agreements and the Current Advisory Agreements:

      o Under the Current Advisory Agreements, MAM does not have the specific authority to delegate one or more of its responsibilities to sub-advisers or administrators. The New Advisory Agreements give such authority to HBAM, subject to Board approval and, to the extent required by the 1940 Act, shareholder approval.

      o The New Advisory Agreements provide that HBAM shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including, but not limited to, acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, HBAM is required to take reasonable steps to minimize service interruptions but will have no liability with respect thereto.

      o The New Advisory Agreements will be governed by the laws of the State of New York whereas the Current Advisory Agreements are governed by the laws of the State of Maryland, in each case to the extent that state law has not been preempted by the provisions of any law of the United States.

OTHER AGREEMENTS RELATING TO THE FUNDS

      NEW EXPENSE LIMITATION AGREEMENTS. In the interest of limiting the expenses of the Funds following the transition of advisory services from MAM to HBAM, the Boards have approved, and upon consummation of the Transaction HBAM will enter into, an expense limitation agreement with respect to each Fund (the "Expense Limitation Agreements") whereby HBAM will agree to waive a portion of its fees and/or reimburse certain expenses of the Fund for a period of two years after the New Advisory Agreements take effect to the extent necessary to ensure that the annual operating expenses (excluding brokerage, interest expenses and taxes, acquired fund fees and expenses) of each Fund does not exceed 1.30% of average annual net assets of the Fund.

      The terms of the Expense Limitation Agreements are substantially similar to the terms under the current contractual expense limitation arrangements with MAM. MAM has contractually agreed to waive fees and reimburse expenses through October 31, 2008, so that the total annual operating expenses (excluding brokerage, interest expenses and taxes) of each Fund do not exceed 1.30% of average annual net assets of the Fund. MAM's current contractual expense limitation arrangements with respect to each Fund will terminate upon termination of the Current Advisory Agreements.

      FUND ADMINISTRATIVE AND ACCOUNTING SERVICES. The Funds have each entered into an Accounting and Administrative Services Agreement with Morgan Keegan. Under the terms of the agreements, Morgan Keegan provides portfolio accounting services and certain administrative personnel and services to the Funds for an annual fee of 0.15% based on a percentage of each Fund's average daily total assets minus the sum of accrued liabilities other than debt entered into for purposes of leverage. It is expected that administrative and certain other services will be transitioned to a third party shortly after consummation of the Transaction.

SECTION 15(f) OF THE 1940 ACT

      Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated person of the investment adviser) to receive any amount or benefit in connection with a sale of securities of, or any other interest in, the investment adviser, provided that two conditions are satisfied. First, an "unfair burden" may not be imposed on the investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). Second, during the three-year period after the transaction, at least 75% of the members of the investment company's board of directors cannot be "interested persons" (as defined in the 1940 Act) of the investment adviser or the predecessor adviser of such investment company. MAM and HBAM have agreed to implement the provisions of Section 15(f).

      MAM and HBAM believe that the Transaction will not result in the imposition of an "unfair burden" on the Funds. In addition, HBAM has agreed that, for the minimum time periods specified in Section 15(f), HBAM, subject to compliance with its fiduciary duties, will use its commercially reasonable efforts to take (or refrain from taking, as the case may be) such actions as are necessary to ensure that: (i) at least 75% of each Fund's directors are Independent Directors, and (ii) no "unfair burden" (as defined in the 1940 Act) is imposed on the Funds as a result of the Transaction. At the present time, more than 75% of the directors are Independent Directors. If shareholders approve the election of all of the Nominees identified in Proposal 2, it is expected that more than 75% of the Funds' directors after the Transaction will be Independent Directors.

REQUIRED VOTE

      Approval of this Proposal 1 by each Fund requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, which means the vote (i) of 67% or more of the shares of the Fund present at the Special Meeting if the holders of more than 50% of the Fund's outstanding shares are present or represented by proxy, or (ii) of more than 50% of the outstanding shares of the Fund, whichever is the less. Notwithstanding approval of the New Advisory Agreements by shareholders of the Funds, the New Advisory Agreements will not take effect unless the shareholders of each Fund also elect the Nominees to serve as new directors and the Transaction is consummated.

               THE BOARDS RECOMMEND THAT SHAREHOLDERS OF THE FUNDS
                             VOTE "FOR" PROPOSAL 1.

           ANNUAL MEETING-PROPOSAL 2: ELECTION OF BOARDS OF DIRECTORS

      Each Board, based on the recommendation of its Independent Directors Committee, has nominated the five Nominees for election as directors of the Funds. Shareholders of the Funds are being asked to consider the election of the Nominees. The Nominees are Robert F. Birch, Rodman L. Drake, Clifford E. Lai, Stuart A. McFarland and Louis P. Salvatore. The Nominees are individuals who were proposed by HBAM and currently serve as directors of other registered investment companies that are advised by HBAM or its affiliates.

      The Boards, based upon the recommendation of the Independent Directors Committees, have also approved a decrease in the number of directors of the Funds from six to five, with such decrease to take effect upon consummation of the Transaction. Currently, each Board consists of six members including five Independent Directors. The current Independent Directors are Albert C. Johnson, James Stillman R. McFadden, W. Randall Pittman, Mary S. Stone and Archie W. Willis, III. The current director who is an interested person (as defined in the 1940 Act) of the Funds (the "Interested Director") is J. Kenneth Alderman. Mr. Alderman also serves as Chairman.

      It is expected that the current directors will no longer serve as directors following the election of the Nominees and the consummation of the Transaction. However, the decrease in the number of directors of the Company is contingent upon, and the Nominees if elected at the Annual Meeting will not be qualified as directors until, the consummation of the Transaction. Accordingly, if the Transaction is not completed for any reason, the current directors will continue to hold office until their respective successors are elected and qualified, or until the earlier of a director's death, resignation or removal.

      The terms of office of the current Class II Directors, Mr. Pittman and Ms. Stone, expire at the Annual Meeting. The terms of office of the current Class I Directors, Mr. McFadden and Mr. Alderman, and the current Class III Directors, Mr. Johnson and Mr. Willis, expire at the 2009 and 2010 annual meetings, respectively. The current Class I and Class III Directors will resign effective upon consummation of the Transaction.

      If elected and qualified, each Nominee will hold office as a director until his successor is elected and qualified, or until the earlier of the director's death, resignation or removal. Any director may be removed by shareholders, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast generally for the election of directors.

BOARD CONSIDERATION OF THE NOMINEES

      At its April 21, 2008 meeting, the Boards considered proposals related to the Transaction whereby HBAM would become the new investment adviser to the Funds. The Transaction also contemplates that the New Boards would be elected and that the current members of the Boards would no longer serve as directors following consummation of the Transaction.

      Each Nominee was proposed to the Independent Directors by HBAM as contemplated by the Adoption Agreement. In selecting and nominating the Nominees, the Independent Directors Committees and the Boards took into consideration the qualifications, experience and background of each Nominee. In addition, members of the Independent Directors Committees met in person with each Nominee prior to the April 21, 2008 meeting. In particular, the Independent Directors Committees and the Boards considered each Nominee's familiarity with fixed income funds, including mortgage-backed and asset-backed securities, as a result of his current service as a director of other comparable funds, his expertise and his knowledge of the investment company industry.

INFORMATION CONCERNING NOMINEES

      Each Nominee has consented to being named in this Proxy Statement and has agreed to serve as a director of the Funds if elected; however, should any Nominee become unable or unwilling to accept nomination or election, the persons named in the proxies will exercise their voting power in favor of such other person or persons as the Boards may recommend. There are no family relationships among the Nominees.

      The following table sets forth information concerning the Nominees:

--------------------------------------------------------------------------------

                 POSITION(S)                   NUMBER OF   OTHER
                 HELD WITH                     PORTFOLIOS  DIRECTORSHIP(S)
                 FUNDS,                        IN FUND     HELD BY
NAME,            TERM OF      PRINCIPAL        COMPLEX     DIRECTOR
ADDRESS(1)       OFFICE       OCCUPATION(S)    OVERSEEN
AND AGE          AND LENGTH   DURING PAST      BY
                 OF TIME      FIVE YEARS       DIRECTOR(2)
                 SERVED
--------------------------------------------------------------------------------
CLASS I DISINTERESTED DIRECTORS TO SERVE UNTIL 2009 ANNUAL MEETING OF
SHAREHOLDERS:
--------------------------------------------------------------------------------
Robert F. Birch  None         President of     11        Director of several
Age 72                        New America                investment companies
                              High Income                advised by HBAM or by
                              Fund                       its affiliates
                              (1992-Present).            (1998-Present);
                                                         Director of New
                                                         America High Income
                                                         Fund (1992-Present);
                                                         Director of Brandywine
                                                         Funds (3) (2001-
                                                         Present).
--------------------------------------------------------------------------------
Stuart A.        None         Managing         11        Director of several
McFarland                     Partner of                 investment companies
Age 60                        Federal City               advised by HBAM or its
                              Capital                    affiliates
                              Advisors                   (2006-Present);
                              (1997-Present).            Director of Brandywine
                                                         Funds (2003-Present);
                                                         Director of New Castle
                                                         Investment Corp.
                                                         (2000-Present);
                                                         Chairman and Chief
                                                         Executive Officer of
                                                         Federal City Bancorp,
                                                         Inc. (2005-2007).
--------------------------------------------------------------------------------
CLASS II DISINTERESTED DIRECTOR TO SERVE UNTIL 2010 ANNUAL MEETING OF
SHAREHOLDERS:
--------------------------------------------------------------------------------
Rodman L. Drake  None         General Partner  11        Chairman (since 2003)
Age 65                        of Resource                and Director of
                              Capital II &               several investment
                              III CIP L.P.               companies advised by
                              (1998-2006);               HBAM or by its
                              Co-founder of              affiliates
                              Baringo Capital            (1989-Present);
                              LLC                        Director, and/or Lead
                              (2002-Present).            Director of Crystal
                                                         River Capital, Inc.
                                                         (2005-Present);
                                                         Director of Celgene
                                                         Corporation (April
                                                         2006-Present); Director
                                                         of Student Loan
                                                         Corporation
                                                         (2005-Present);
                                                         Director of Apex Silver
                                                         Corp (2007-Present);
                                                         Director of Jackson
                                                         Hewitt Tax Services
                                                         Inc. (2004-Present);
                                                         Director of Animal
                                                         Medical Center
                                                         (2002-Present);
                                                         Director and/or Lead
                                                         Director of Parsons
                                                         Brinckerhoff, Inc.
                                                         (1995-2008); Trustee
                                                         and/or Chairman of
                                                         Excelsior Funds
                                                         (1994-2008); Trustee of
                                                         Columbia Atlantic Funds
                                                         (2007-Present).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 POSITION(S)                   NUMBER OF   OTHER
                 HELD WITH                     PORTFOLIOS  DIRECTORSHIP(S)
                 FUNDS,                        IN FUND     HELD BY
NAME,            TERM OF      PRINCIPAL        COMPLEX     DIRECTOR
ADDRESS(1)       OFFICE       OCCUPATION(S)    OVERSEEN
AND AGE          AND LENGTH   DURING PAST      BY
                 OF TIME      FIVE YEARS       DIRECTOR(2)
                 SERVED
--------------------------------------------------------------------------------
CLASS III DISINTERESTED DIRECTOR TO SERVE UNTIL 2011 ANNUAL MEETING OF
SHAREHOLDERS:
--------------------------------------------------------------------------------
Louis P.         None         Employee of      11        Director of several
Salvatore                     Arthur Andersen            investment companies
Age 61                        LLP                        advised by HBAM or by
                              (2002-Present);            its affiliates
                              Partner of                 (2005-Present);
                              Arthur Andersen            Director of Crystal
                              LLP (1977-2002).           River Capital, Inc.
                                                         (2005-Present);
                                                         Director of Turner
                                                         Corp. (2003-Present);
                                                         Director of Jackson
                                                         Hewitt Tax Services,
                                                         Inc. (2004-Present).
--------------------------------------------------------------------------------
CLASS III INTERESTED DIRECTOR TO SERVE UNTIL 2011 ANNUAL MEETING OF
SHAREHOLDERS:
--------------------------------------------------------------------------------
Clifford E. Lai  None         Managing         11        Director of several
Age 54                        Partner of                 investment companies
                              Brookfield                 advised by HBAM or by
                              Asset                      its affiliates
                              Management,                (2005-Present);
                              Inc. (2006-                Director of Crystal
                              Present);                  River Capital, Inc.
                              Chairman (2005-            (2005-Present).
                              Present), Chief
                              Executive
                              Officer (1998-
                              2007), President
                              (1998-2006) and
                              Chief Investment
                              Officer (1993-
                              2002) of the
                              Advisor;
                              President and
                              Chief Executive
                              Officer (2005-
                              2008) and
                              Director of
                              Crystal River
                              Capital, Inc.
                              (2005-Present);
                              President and
                              Director of
                              several
                              investment
                              companies
                              advised by the
                              Advisor or by
                              its affiliates
                              (1995-Present);
                              and Co-Chairman
                              (2003-2006) and
                              Board of
                              Managers (1995-
                              2006) of
                              Hyperion GMAC
                              Capital Advisors,
                              LLC (formerly
                              Lend Lease
                              Hyperion Capital,
                              LLC).
--------------------------------------------------------------------------------

(1) The address of each Nominee is Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010.

(2) The number includes the Funds, the Open-End Funds and four registered investment companies currently overseen by the Nominees.

OWNERSHIP OF FUND SHARES

      The following table sets forth, for each Nominee, the dollar range of equity shares beneficially owned in the Funds as of May 5, 2008. The information as to beneficial ownership is based on statements furnished to the Funds by each Nominee. Beneficial ownership means having directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, a direct or indirect pecuniary interest in shares of a Fund, and includes shares of the Funds held by members of the person's immediate family sharing the same household; provided, however, that the presumption of such beneficial ownership may be rebutted. Unless otherwise noted, each Nominee's individual beneficial shareholdings of a Fund constitute less than 1% of the outstanding shares of the Fund.

 NAME OF NOMINEE      AGGREGATE DOLLAR RANGE OF       AGGREGATE DOLLAR RANGE OF
                      EQUITY SECURITIES IN THE FUNDS  EQUITY SECURITIES IN
                                                      INVESTMENT COMPANIES
                                                      OVERSEEN BY DIRECTOR IN
                                                      FUND COMPLEX*

 Robert F. Birch                   None                         None

 Rodman L. Drake                   None                         None

 Clifford E. Lai                   None                         None

 Stuart A. McFarland               None                         None

 Louis P. Salvatore                None                         None

* This column reflects information regarding ownership of equity securities issued by funds in the Regions Morgan Keegan fund complex.


BOARD AND COMMITTEE MEETINGS

      The Boards met 17 times during the Funds' fiscal year ended March 31, 2008. Each director attended at least 75% of the total number of meetings of the Boards and of any committee of which he or she was a member during that year. Each Board has an Audit Committee, an Independent Directors Committee and a Qualified Legal Compliance Committee.

      The Audit Committees are composed of all of the Independent Directors. The members of the Audit Committees are Messrs. Johnson, McFadden, Pittman and Willis, and Ms. Stone. The principal functions of the Audit Committees are to select independent accountants to conduct the annual audits of a Fund's financial statements, review with the independent accountants the outline, scope and results of the annual audit, and review the performance and approve all fees charged by the independent accountants for audit, audit-related and other professional services. In addition, the Audit Committees meet with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. It is anticipated that, if the Nominees are elected, the New Boards will appoint new members of the Audit Committees.

      The Audit Committees met six times during the Funds' fiscal year ended March 31, 2008. As of the date of this Proxy Statement, the audits of the financial statements for the fiscal year ended March 31, 2008 have not been completed. The Audit Committees are expected to meet in May 2008 to review the Funds' 2008 audited financial statements after which a copy of the report of the Audit Committees will be available to shareholders upon request.

      The Independent Directors Committees are composed of all of the Independent Directors. The members of the Independent Directors Committees are Messrs. Johnson, McFadden, Pittman and Willis, and Ms. Stone. The Independent Directors Committees must determine at least annually with respect to the Funds' advisory agreements and periodically with respect to other arrangements whether these arrangements should be approved for continuation. The Independent Directors Committees also are responsible for evaluating and recommending the selection and nomination of candidates for election as directors of the Funds, including Independent Directors, assessing whether directors should be added or removed from the Boards and recommending to the Boards policies concerning Independent Director compensation and retirement, investment in the Funds, Board and committee governance procedures and resources for Independent Directors and periodically reviewing compliance with any such policies adopted. The Independent Directors Committees also nominate candidates for membership on all Board committees. Each Board has adopted a written charter for its Independent Directors Committee.

      While there is no formal list of qualifications, the Independent Director Committees consider, among other things, whether prospective nominees have distinguished records in their primary careers, high integrity and substantive knowledge in areas important to the Boards' operations, such as a background or education in finance, auditing or the workings of the securities markets. For candidates to serve as Independent Directors, independence from the investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. The Independent Directors Committees also consider whether the prospective candidates' workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to remain apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate.

      The Independent Directors Committees will consider candidates recommended by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. The Committees will consider candidates recommended by shareholders if such proposed nominations are submitted in writing to the attention of Charles D. Maxwell (addressed c/o the Funds, Fifty North Front Street, 21[st] Floor, Memphis, Tennessee 38103).

      In addition, each Fund has a Qualified Legal Compliance Committee (the "QLCC") composed of all of the Independent Directors. The QLCCs receive, review and take appropriate action with respect to any report made or referred to a QLCC by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of fiduciary duty under U.S. federal or state law or a similar material violation by a Fund or by an officer, director, employee or agent of a Fund. The QLCCs did not meet during the fiscal year ended March 31, 2008.

      It is anticipated that, if the Nominees are elected, the New Boards will appoint new members of the Independent Directors Committees and QLCCs.

INFORMATION ABOUT THE FUNDS' CURRENT OFFICERS

--------------------------------------------------------------------------------
                    POSITION(S) HELD
                    WITH THE FUNDS,
NAME,               TERM OF OFFICE
ADDRESS(1)          AND LENGTH OF         PRINCIPAL OCCUPATION(S) DURING
AND AGE             TIME SERVED(2)        PAST FIVE YEARS
--------------------------------------------------------------------------------
Brian B. Sullivan   President             Mr.  Sullivan  has served as President
Age 53              (Since 2006)          and Chief Investment Officer of Morgan
                                          Asset  Management,  Inc.  since  2006.
                                          From  1999 to 2002  and  from  2005 to
                                          2007, Mr. Sullivan served as President
                                          of  AmSouth  Asset  Management,  Inc.,
                                          which   merged   into   Morgan   Asset
                                          Management,  Inc.  in late 2007.  From
                                          1996 to 1999  and  from  2002 to 2005,
                                          Mr.  Sullivan served as Vice President
                                          of  AmSouth  Asset  Management,   Inc.
                                          Since  joining  AmSouth  Bank  in 1982
                                          through 1996, Mr.  Sullivan  served in
                                          various  capacities  including  Equity
                                          Research   Analyst   and  Chief  Fixed
                                          Income Officer and was responsible for
                                          Employee Benefits Portfolio Management
                                          and  Regional  Trust  Investments.  He
                                          holds the Chartered  Financial Analyst
                                          designation.
--------------------------------------------------------------------------------
Thomas R. Gamble    Vice-President        Mr.  Gamble has been an  executive  at
Age 65              (Since 2003)          Regions  Financial  Corporation  since
                                          1981.  He was a Corporate  IRA Manager
                                          from  2000 to 2001 and a  Senior  Vice
                                          President   and  Manager  of  Employee
                                          Benefits  at  the   Birmingham   Trust
                                          Department  of Regions  Bank from 1981
                                          to 2000.
--------------------------------------------------------------------------------
J. Thompson Weller  Treasurer             Mr.   Weller   has  been  a   Managing
Age 43              (Since 2006)          Director  and   Controller  of  Morgan
                    and Assistant         Keegan & Company,  Inc. since 2001. He
                    Secretary             was   Senior   Vice    President   and
                    (Since 2003)          Controller of Morgan Keegan & Company,
                                          Inc. from 1998 to 2001, Controller and
                                          First  Vice  President  from  1997  to
                                          1998,  Controller  and Vice  President
                                          from   1995  to  1997  and   Assistant
                                          Controller  from  1992  to  1995.  Mr.
                                          Weller   also  served  as  a  Business
                                          Systems   Analyst  in  the  Investment
                                          Information  Division of  Metropolitan
                                          Life  Insurance Co. from 1991 to 1992.
                                          Mr.   Weller  was  also  with   Arthur
                                          Andersen  & Co.  in 1988 and  Andersen
                                          Consulting from 1989 to 1991.
--------------------------------------------------------------------------------
Charles D. Maxwell  Secretary and         Mr.   Maxwell   has   been   Executive
Age 54              Assistant             Managing  Director,   Chief  Financial
                    Treasurer             Officer,  Treasurer  and  Secretary of
                    (Since 2003)          Morgan  Keegan & Company,  Inc.  since
                                          2006. Mr. Maxwell previously served as
                                          Managing  Director of Morgan  Keegan &
                                          Company,  Inc.  from  1998 to 2006 and
                                          Assistant   Treasurer   and  Assistant
                                          Secretary of Morgan  Keegan & Company,
                                          Inc.  from 1994 to 2006.  Mr.  Maxwell
                                          has been  Secretary  and  Treasurer of
                                          Morgan Asset  Management,  Inc.  since
                                          1993. He was Senior Vice  President of
                                          Morgan  Keegan &  Company,  Inc.  from
                                          1995 to 1997. Mr. Maxwell was with the
                                          accounting  firm of Ernst & Young  LLP
                                          from  1976 to  1986  and  served  as a
                                          senior manager from 1984 to 1986.
--------------------------------------------------------------------------------
Michele F. Wood     Chief                 Ms. Wood has been the Chief Compliance
Age 38              Compliance            Officer  of Morgan  Asset  Management,
                    Officer (Since        Inc.  since  2006 and is also a Senior
                    2006)                 Vice President of Morgan Keegan & Co.,
                                          Inc.  She was a  Senior  Attorney  and
                                          First Vice  President of Morgan Keegan
                                          & Company, Inc. from 2002 to 2006. She
                                          was  a  Staff   Attorney   with  FedEx
                                          Corporation   from   2001   and   2002
                                          specializing in employment litigation.
                                          She  was  an  Associate  with  Ford  &
                                          Harrison LLP from 1997 to 2001.
--------------------------------------------------------------------------------

(1) The address of Messrs. Weller and Maxwell and Ms. Wood is 50 North Front Street, 21st Floor, Memphis, Tennessee 38103. The address of Messrs. Sullivan and Gamble is 1901 6th Avenue North, Suite 400, Birmingham, Alabama 35203.

COMPENSATION OF DIRECTORS

      Directors of the Funds who are Interested Directors receive no salary or fees from the Funds. Independent Directors receive from each Fund an annual retainer of $4,000 and a fee of $1,000 per quarterly meeting with reimbursement by the Fund for related expenses for each meeting of the Board attended. Each chairperson of the Independent Directors Committees and Audit Committees receives annual compensation of $500 from each Fund. An additional $1,500 is paid to the Independent Directors for attending special meetings in person, and an additional $500 is paid for attending special meetings by telephone. No director is entitled to receive pension or retirement benefits from the Funds.

      The table below sets forth the compensation paid to the Nominees by the Funds for the fiscal year ended March 31, 2008. For the calendar year ended December 31, 2007, as indicated in the last column of the table below, the Nominees did not receive any compensation from the registered investment companies in the Regions Morgan Keegan fund complex.

                                      PENSION OR                                  TOTAL
                                      RETIREMENT                                  COMPENSATION
                    AGGREGATE         BENEFITS ACCRUED AS    ESTIMATED ANNUAL     FROM THE FUNDS AND
NAME AND POSITION   COMPENSATION      PART OF FUND           BENEFITS UPON        FUND COMPLEX
WITH THE FUNDS      FROM THE FUNDS    EXPENSES               RETIREMENT           PAID TO NOMINEE

-----------------------------------------------------------------------------------------------------
Robert F. Birch        $0                   N/A                  N/A                        $0
Nominee

Rodman L. Drake        $0                   N/A                  N/A                        $0
Nominee

Clifford E. Lai        $0                   N/A                  N/A                        $0
Nominee

Stuart A. McFarland    $0                   N/A                  N/A                        $0
Nominee

Louis P. Salvatore     $0                   N/A                  N/A                        $0
Nominee


PROCEDURES FOR COMMUNICATIONS TO THE BOARDS

      The Board of each Fund has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to a Board, or to a specified director, the communication should be submitted in writing to the Secretary of the Fund, who will forward such communication to the director. See "Director Attendance at Meetings and Shareholder Communications" below.


REQUIRED VOTE

      In the election of directors each Nominee must receive a plurality of the votes cast at the Annual Meeting. A "plurality of the votes" means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast. If elected, the Nominees will only serve as directors if qualified upon the closing of the Transaction.

                     THE BOARDS RECOMMEND THAT SHAREHOLDERS
                       OF THE FUNDS VOTE "FOR" PROPOSAL 2.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISER AND ADMINISTRATOR

      MAM currently serves as investment adviser to each of the Funds. Morgan Keegan currently serves as administrator to each of the Funds. The principal offices of MAM are located at 1901 6[th] Avenue North, 4[th] Floor, Birmingham, Alabama 35203. The principal offices of Morgan Keegan are located at 50 Front Street, Memphis, Tennessee 38103. MAM and Morgan Keegan are wholly owned subsidiaries of Regions.

INFORMATION ABOUT THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      PricewaterhouseCoopers LLP ("PwC") served as each Fund's independent registered public accounting firm to audit the Funds' financial statements for the fiscal years ended March 31, 2007 and 2008. PwC also prepared each Fund's federal and state income tax returns and provided certain permitted non-audit services. PwC, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committees that they are independent auditors with respect to each Fund. The Audit Committees considered whether the provision by PwC to the Funds of non-audit services to the Funds or of professional services to the Funds' investment adviser and entities that control, are controlled by or are under common control with the adviser is compatible with maintaining PwC's independence and has discussed PwC's independence with them. Representatives of PwC are not expected to be present at the Meetings. but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

      AUDIT  FEES.   The aggregate fees  and  expenses  incurred  with  PwC  for professional services rendered for the audit of each Fund's financial statements for the periods ended March 31, 2007 and 2008 were:

--------------------------------------------------------------
                                             2007       2008
--------------------------------------------------------------
RMK Advantage Income Fund, Inc.            $42,875    $95,250
--------------------------------------------------------------
RMK High Income Fund, Inc.                 $42,875    $95,250
--------------------------------------------------------------
RMK Multi-Sector High Income Fund, Inc.    $42,875    $95,250
--------------------------------------------------------------
RMK Strategic Income Fund, Inc.            $42,875    $95,250
--------------------------------------------------------------

      AUDIT RELATED FEES. The aggregate fees and expenses incurred with PwC for professional services rendered reasonably related to the performance of their audits of the Funds' financial statements for the periods ended March 31, 2007 and 2008 were:

--------------------------------------------------------------
                                             2007       2008
--------------------------------------------------------------
RMK Advantage Income Fund, Inc.              $-        $7,500
--------------------------------------------------------------
RMK High Income Fund, Inc.                   $-        $7,500
--------------------------------------------------------------
RMK Multi-Sector High Income Fund, Inc.      $-        $7,500
--------------------------------------------------------------
RMK Strategic Income Fund, Inc.              $-        $7,500
--------------------------------------------------------------

      TAX FEES. The aggregate fees incurred with PwC for professional services rendered for tax compliance, tax advice and tax planning for the periods ended March 31, 2007 and 2008 were:

--------------------------------------------------------------
                                             2007       2008
--------------------------------------------------------------
RMK Advantage Income Fund, Inc.             $3,500     $4,000
--------------------------------------------------------------
RMK High Income Fund, Inc.                  $3,500     $4,000
--------------------------------------------------------------

--------------------------------------------------------------
RMK Multi-Sector High Income Fund, Inc.     $3,500     $4,000
--------------------------------------------------------------
RMK Strategic Income Fund, Inc.             $3,500     $4,000
--------------------------------------------------------------

Tax fees include amounts for tax compliance services.

      ALL OTHER FEES. For the fiscal years ended March 31, 2007 and 2008, there were no fees billed by PwC for professional services rendered for services other than audit, audit related, and tax compliance, tax advice and tax planning.

      The aggregate non-audit fees billed by PwC for professional services rendered to the Funds, the Funds' investment adviser, and any entity controlling, controlled by, or under common control with the adviser for the periods ended March 31, 2007 and 2008 were:

--------------------------------------------------------------
                                             2007       2008
--------------------------------------------------------------
RMK Advantage Income Fund, Inc.             $3,500    $11,500
--------------------------------------------------------------
RMK High Income Fund, Inc.                  $3,500    $11,500
--------------------------------------------------------------
RMK Multi-Sector High Income Fund, Inc.     $3,500    $11,500
--------------------------------------------------------------
RMK Strategic Income Fund, Inc.             $3,500    $11,500
--------------------------------------------------------------

      All non-audit services discussed above were pre-approved by the Audit Committees, which considered whether these services were compatible with maintaining PwC's independence.

LEGAL PROCEEDINGS

      Beginning in late 2007, lawsuits were filed in the United States District Court for the Western District of Tennessee relating to certain fixed income funds managed by MAM, including the Funds. The complaints were filed as putative class actions on behalf of investors who purchased shares of the Funds from December 2004 through February 2008. The complaints name as defendants, among others, the Funds, MAM, Morgan Keegan, Regions, current directors, certain former directors, certain officers of the Funds and the Funds' portfolio managers. The complaints allege that the defendants misrepresented or failed to disclose material facts relating to portfolio composition, fair valuation, liquidity and risk in fund registration statements and other documents. The plaintiffs seek unspecified damages, in some cases damages and reasonable costs and attorneys' fees. No class has been certified and each of the cases is at a preliminary stage. No estimate of the effect, if any, of these lawsuits on the Funds can be made at this time.

      In addition, on March 12, 2008, a derivative action was filed in the United States District Court for the Western District of Tennessee against, among others, MAM, current directors and certain former directors, seeking damages on behalf of the RMK Multi-Sector High Income Fund, Inc. The complaint in this action alleges that defendants breached duties of care and mismanaged the Fund, among other things. The complaint seeks unspecified damages and reasonable costs and attorneys' fees. The proceeding is at a preliminary stage.

      Similar claims have been made in lawsuits concerning the Open-End Funds filed in the United States District Court for the Western District of Tennessee. Defendants are seeking to have the cases involving the Funds and the Open-End Funds consolidated in a single proceeding.

      MAM and Morgan Keegan are named as defendants in one or more actions filed in the United States District Courts for the Western District of Tennessee and the Northern District of Alabama under the Employee Retirement Income Security Act of 1974 ("ERISA"). Plaintiffs in the ERISA cases seek to represent classes of participants and beneficiaries of savings and retirement plans ("Plans") sponsored by Regions. The complaints in these actions allege that the defendants breached fiduciary duties owed to class members and seek recovery of losses incurred by the Plans by reason of the alleged breaches of duty, restitution and other equitable relief, as well as costs and attorneys' fees. No class has been certified and these proceedings are at a preliminary stage.

                               VOTING INFORMATION

      For each Meeting, the presence, in person or by proxy, of shareholders entitled to cast a majority of all the votes entitled to be cast at the Meeting will constitute a quorum at the Meeting. Each outstanding full share of common stock of each Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If a quorum is not present at a Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" any proposal in favor of such an adjournment.

      All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meetings in accordance with the directions indicated in the proxies; if no direction is indicated, the shares will be voted "FOR" the approval of the New Advisory Agreements as set forth in Proposal 1 and "FOR" the election of each of the Nominees as set forth in Proposal 2.

REQUIRED VOTE

      To pass, Proposal 1 requires with respect to each Fund the vote (1) of 67% or more of the shares of the Fund present at the Special Meeting, if more than 50% of the Fund's outstanding shares are present or represented by proxy at the Special Meeting, or (2) of more than 50% of the outstanding shares of the Fund, whichever is the less. In the election of directors under Proposal 2, each Nominee must receive a plurality of the votes cast at the Annual Meeting. A "plurality of the votes" means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast. The proposals do not require separate voting by class.

      For purposes of determining whether shareholders have approved a proposal, broker non-votes (i.e., shares held by brokers who do not have discretionary authority to vote on a particular matter and for which the brokers have not received voting instructions from their customers) and abstentions will be counted as shares present at the Meetings for quorum purposes but will not be voted for or against any adjournment or proposal. Accordingly, broker non-votes and abstentions effectively will be votes "AGAINST" Proposal 1 because Proposal 1 requires the vote of a specified majority of a Fund's shares. However, the Funds understand that brokers may vote on Proposal 2 on behalf of their customers.

      You may revoke your proxy at any time before the Meetings by providing another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Secretary of the Funds prior to the Meetings and must include your name and account number. If you attend the Meetings in person, you may vote by ballot, thereby canceling any proxy you provided previously. Proxies voted by alternative forms may be revoked in the same manner that proxies by mail may be revoked.

      Shareholders who plan on attending the Meetings will be required to provide valid identification in order to gain admission.

                             SOLICITATION OF PROXIES

      The cost of preparing, assembling, printing and mailing the proxy materials, and any additional solicitation expenses, including reimbursement of brokerage firms and others for their expenses of forwarding proxy materials to the beneficial owners of shares, will not be borne by the Funds. The principal solicitation will be by mail, but proxies also may be solicited by telephone, facsimile or other electronic communications or personal contact by representatives of Morgan Keegan, the Funds' administrator, none of whom will receive any compensation from the Funds for these activities. In addition, Broadridge Financial Solutions, Inc., a proxy solicitation firm, may make solicitations on behalf of the Boards by telephone or other means at a cost of approximately $75,000.00 plus the expense of any solicitation. If votes are recorded by telephone, Morgan Keegan will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that a shareholder's instructions have been properly recorded.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act as applied to each Fund require the Fund's directors, certain of the Fund's officers, persons who beneficially own more than 10% of the Fund's common stock and certain other persons to file reports of ownership of the Fund's common stock and changes in such ownership on Forms 3, 4 and 5 with the SEC and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely upon a review of the copies of such forms furnished to the Funds during or with respect to the fiscal year ended March 31, 2008, each Fund reports that all such persons have filed on a timely basis the reports required by Section 16(a) of the Exchange Act, except Mr. James C. Kelsoe, the Funds' portfolio manager, filed four late Form 4s with respect to the Advantage Income Fund, three late Form 4s with respect to the High Income Fund, three late Form 4s with respect to the Strategic Income Fund and two late Form 4s with respect to the Multi-Sector High Income Fund.

         DIRECTOR ATTENDANCE AT MEETINGS AND SHAREHOLDER COMMUNICATIONS

      The Funds do not have a policy on director attendance at the Special and Annual Meetings. For each Fund, no directors attended the 2007 annual meeting of shareholders. Shareholders may send written communications to the Board of a Fund or to an individual director by mailing such correspondence to the Fund's Secretary, Charles D. Maxwell (addressed to 50 North Front Street, 21[st] Floor, Memphis, Tennessee 38103). Such communications must be signed by the shareholder and identify the number of shares held by the shareholder. Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual director. Any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must continue to meet all the requirements of Rule 14a-8. See "Shareholder Proposals" below.

                              SHAREHOLDER PROPOSALS

      The Funds expect to hold their next annual meeting of shareholders in July 2009. The bylaws of each Fund require advance notice be given to the Fund in the event a shareholder desires to nominate directors or make proposals to be voted on at the Fund's annual meeting of shareholders. Nominations and proposals of shareholders intended to be presented at the meeting must be received by the Fund by January 31, 2009 and must satisfy the other requirements of the federal securities laws. Timely submission does not guarantee that such nominations or proposals will be included.

      Notice of any such business must be in writing and sent to Charles D. Maxwell, addressed c/o the applicable Fund, 50 North Front Street, 21[st] Floor, Memphis, Tennessee 38103.

                               SHAREHOLDER REPORTS

      EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND UNAUDITED SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. TO REQUEST AN ANNUAL OR SEMI-ANNUAL REPORT, CONTACT MAM AT 50 FRONT STREET, MEMPHIS, TENNESSEE 38103, OR CALL 1-800-564-2188. AS OF THE DATE OF THIS PROXY STATEMENT, THE AUDIT OF THE MARCH 31, 2008 FINANCIAL STATEMENTS HAS NOT YET BEEN COMPLETED. IT IS EXPECTED THAT A COPY OF THE 2008 ANNUAL REPORT FOR EACH FUND WILL BE MAILED TO SHAREHOLDERS ON OR ABOUT MAY 28, 2008.

      Shareholders of the Funds may have family members living in the same home who also own shares of the Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account, the Funds will, until notified otherwise, send only one copy of shareholder reports and proxy statements to each household address. If you would like to receive separate documents for each account holder, please call 1-866-450-8470 or write to the Funds at 50 North Front Street, Memphis, Tennessee 38103. If you currently share a household with one or more other shareholders of the Funds and are receiving duplicate copies of shareholder reports or proxy statements and would prefer to receive a single copy of such documents, please call or write the Funds at the phone number or address listed above.

                                 OTHER BUSINESS

      Management knows of no business to be presented at the Meetings other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote according to their best judgment in the interest of the Funds.



May 20, 2008
Memphis, Tennessee

                                   APPENDIX A
                                   ----------

                         FORM OF NEW ADVISORY AGREEMENT

      THIS INVESTMENT ADVISORY AGREEMENT ("AGREEMENT") is made this _____ day of __________ 2008, by and between RMK STRATEGIC INCOME FUND, INC. (the "FUND"), a Maryland corporation, and HYPERION BROOKFIELD ASSET MANAGEMENT, INC. (the "ADVISER"), a Delaware corporation.

      WHEREAS, the Fund, a closed-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 ACT"), wishes to retain the Adviser to provide investment advisory services to the Fund; and

      WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "ADVISERS ACT") and is willing to furnish such services on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

      1. APPOINTMENT OF THE ADVISER. The Fund hereby appoints the Adviser as investment adviser for the Fund for the period, in the manner, and on the terms set forth in this Agreement. The Adviser hereby accepts such appointment and agrees during such period to render the services and to assume the obligations herein set forth. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. The Adviser may delegate any or all of its responsibilities to one or more investment sub-advisers, subject to the approval of (i) the Board of Directors (the "BOARD") of the Fund, and (ii) the Fund's shareholders, to the extent required by law. Such delegation shall not relieve the Adviser of its duties and responsibilities hereunder.

      2. INVESTMENT ADVISORY SERVICES. Subject to the supervision of the Fund's Board, the Adviser shall provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund's portfolio of securities consistent with the Fund's investment objectives, policies and limitations as set forth in the Fund's initial registration statement, as amended or supplemented, the Fund's Articles of Incorporation and Bylaws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission (the "SEC") and other applicable federal and state laws, and such other guidelines as the Board may reasonably establish or approve. Without limiting the generality of the foregoing, the Adviser shall: (i) obtain and evaluate such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to discharge its duties hereunder; (ii) determine the securities to be purchased, retained, sold, loaned or otherwise disposed by the Fund and what portion of such assets will be invested or held uninvested as cash; (iii) place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer; and (iv) take such other actions and perform such other functions of management and supervision with respect to the Fund as it deems necessary or appropriate or as may be directed by the Board of the Fund.

      3. PORTFOLIO TRANSACTIONS. In placing orders with brokers and dealers, the Adviser shall attempt to obtain the best execution of the orders, considering all the circumstances. For purposes of this Agreement, "best execution" shall be interpreted in accordance with applicable law as it pertains to the management of registered investment companies by registered investment advisers.

            (i) Subject to the appropriate policies and procedures approved by the Board, the Adviser may, to the extent authorized by
                  Section 28(e) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), use brokers or dealers who provide the Fund or the Adviser with brokerage, research, analysis, advice and similar services to execute transactions on behalf of the Fund, and the Adviser may cause the Fund to pay to those brokers or dealers in return for brokerage and research services a higher commission than may be charged by other brokers or dealers, subject to the Adviser determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Subject to seeking best execution, the Board may cause or direct the Adviser to effect transactions in securities through brokers or dealers in a manner that will help generate resources to pay the cost of certain expenses that the Fund is required to pay or for which the Fund is required to arrange payment.

            (ii) The Adviser may, to the extent permitted by applicable laws and regulations, aggregate securities to be sold or purchased for the Fund and for its other clients in order to obtain best execution. In that event, allocation of the securities purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in accordance with the 1940 Act and SEC or SEC staff guidance thereunder and in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

            (iii) The Adviser may use brokers or dealers who are affiliated with the Adviser, provided that no such broker or dealer will be utilized in any transaction in which such broker or dealer acts as principal and the commissions, fees or other remuneration received by such brokers or dealers is reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or dealers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time.

            (iv) The Adviser will periodically review the Fund's portfolio transactions to ensure that such transactions are conducted in accordance with this Section 3. The Adviser shall provide such reports to the Board of Directors as it may reasonably request with respect to the Fund's total brokerage and transaction activities and the manner in which that business was allocated.

      The Fund hereby authorizes any entity or person associated with the Adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by
Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation by such entity or person for such transaction in accordance with Rule 11a2-2(T)(a)(2)(iv).

      In the performance of its duties under this Agreement, the Adviser shall at all times use all reasonable efforts to conform to, and act in accordance with, any requirements imposed by (i) the provisions of the 1940 Act, the Advisers Act, and of any rules or regulations of each in force thereunder;
(ii) any other applicable provision of law; (iii) the Articles of Incorporation and By-Laws of the Fund, as such documents are amended from time to time;
(iv) the investment objectives, policies and restrictions applicable to the Fund as set forth in the Fund's initial registration statement on Form N-2, as amended or supplemented, and (v) any policies and determinations of the Board of the Fund.

      4. CODE OF ETHICS. The Adviser shall adopt a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and
Section 204A of the Investment Advisers Act of 1940 and shall provide the Fund with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, an executive officer of the Adviser shall certify to the Board that the Adviser has complied with the requirements of Rule 17j-1 and Section 204A during the previous year and that there has been no violation of the Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Fund, the Adviser shall permit the Fund to examine the reports required to be made to the Adviser by Rule 17j-1(c)(1).

      5. BOOKS AND RECORDS. The Adviser shall oversee the maintenance of all books and records with respect to the Fund's securities transactions and the Fund's books of account in accordance with all applicable federal and state laws and regulations. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that any records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Adviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act. The Adviser will be responsible for preserving the confidentiality of information concerning the holdings, transactions, and business activities of the Fund in conformity with the requirements of the 1940 Act, other applicable laws and regulations, and any policies that are approved by the Board.

      6. REPORTS. The Adviser shall furnish to or place at the disposal of the Fund such information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties as the Fund may, from time to time, reasonably request. The Fund shall furnish the Adviser with such documents and information with regard to its affairs as the Adviser may, at any time or from time to time, reasonably request in order to discharge its obligations under this Agreement.

      7. FUND PERSONNEL. The Adviser agrees to permit individuals who are directors, officers or employees of the Adviser to serve (if duly appointed or elected) as directors, officers or employees of the Fund, without remuneration from or other cost to the Fund.

      8. DISQUALIFICATION. The Adviser shall immediately notify the Board of the occurrence of any event which would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable statute or regulation.

      9. EXPENSES. The Adviser shall be responsible for expenses incurred in providing office space, equipment and personnel as may be necessary or convenient to provide investment advisory services to the Fund, including payment of all fees, expenses and salaries of the directors, officers or employees of the Fund who are directors, officers or employees of the Adviser. The Fund shall bear the expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Fund and the Adviser. Subject to any separate agreement or arrangement between the Fund and the Adviser, the expenses hereby allocated to the Fund, and not to the Adviser, include, but are not limited to:
(i) organizational expenses; (ii) legal and audit expenses; (iii) borrowing expenses; (iv) interest; (v) taxes; (vi) governmental fees; (vii) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (viii) the cost (including brokerage commissions and issue or transfer taxes or other charges, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith;
(ix) fees of custodians, transfer agents, registrars, proxy voting services, pricing or valuation services or other agents or service providers; (x) expenses of preparing share certificates; (xi) expenses relating to the redemption or repurchase of shares; (xii) expenses of registering and qualifying shares for sale under applicable federal or state law and maintaining such registrations and qualifications; (xiii) expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices and dividends to stockholders; (xiv) cost of stationery; (xv) costs of stockholders and other meetings of the Fund, including any expenses relating to proxy solicitation and vote tabulation; (xvi) compensation and expenses of the independent directors of the Fund and officers of the Fund who are not officers, directors or employees of the Adviser or its affiliates, if any; (xvii) the Fund's portion of premiums of any fidelity bond and other insurance covering the Fund and its officers and directors; (xviii) the fees and other expenses of listing and maintaining the Fund's shares on the New York Stock Exchange or any other national stock exchange; and (xix) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund.

      10. COMPENSATION. As compensation for the services performed hereunder, the Adviser shall receive from the Fund an advisory fee at the annual rate of 0.65% of the Fund's average daily total assets minus liabilities (other than the aggregate indebtedness entered into for purposes of leverage) ("MANAGED
ASSETS"). This advisory fee shall be payable monthly as soon as practicable after the last day of each month based on the average of the daily values placed on the Managed Assets of the Fund as determined at the close of business on each day throughout the month. The Managed Assets of the Fund will be valued as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each business day throughout the month or, if the Fund lawfully determines the value of its Managed Assets as of some other time on each business day, as of such time. The first payment of such fee shall be made as promptly as possible at the end of the month next succeeding the effective date of this Agreement. In the event that the Adviser's right to such fee commences on a date other than the first day of the month, the fee for such month shall be prorated based on the average daily Managed Assets of the Fund in that period from the date of commencement to the last day of the month. In the event this Agreement terminates before the end of any month, the fee for such month shall be prorated based on the average daily Managed Assets of the Fund in that period from the first day of the month to the date of termination. If the Fund determines the value of its Managed Assets more than once on any business day, the last such determination on that day shall be deemed to be the sole determination on that day. The value of the Managed Assets shall be determined pursuant to the applicable provisions of the Fund's Articles of Incorporation, its By-Laws and the 1940 Act. If, pursuant to such provisions, the determination of the net asset value of the Fund is suspended for any particular business day, then the value of the Managed Assets of the Fund on that day shall be deemed to be the value of its Managed Assets as determined on the preceding business day. If the determination of the net asset value of the Fund has been suspended for more than one month, the Adviser's compensation payable at the end of that month shall be computed on the basis of the value of the Managed Assets of the Fund as last determined (whether during or prior to such month).

      11. NON-EXCLUSIVE SERVICES. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Adviser who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other corporation, firm, individual or association provided that any such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Adviser's ability to meet all of its obligations to the Fund hereunder. The Fund acknowledges that the Adviser or one or more of its "affiliated persons" may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Adviser, its "affiliated persons" or any of its or their directors, officers, agents or employees may buy, sell or trade in securities for its or their respective accounts ("AFFILIATED ACCOUNTS"). Subject to the provisions of Section 3, the Fund agrees that the Adviser or its "affiliated persons" may give advice or exercise investment responsibility and take such other action with respect to Affiliated Accounts which may differ from the advice given or the timing or nature of action with respect to the Fund, provided that the Adviser acts in good faith. The Fund further acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may have an interest. The Adviser shall have no obligation to recommend for the Fund a position in any investment which an Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund or otherwise.

      12.   LIMITATION OF LIABILITY.

            12.1 Neither the Adviser nor any director, officer or employee of the Adviser performing services for the Fund at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any matter to which this Agreement relates; provided that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Fund or its stockholders to which the Adviser would otherwise be subject by reason of the Adviser's willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement ("DISABLING CONDUCT") or (ii) to protect any director, officer or employee of the Adviser who is or was a director or officer of the Fund against any liability to the Fund or its stockholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Fund.

            12.2 The Fund will indemnify the Adviser against, and hold it harmless from, any and all expenses (including reasonable counsel fees and expenses) incurred investigating or defending against claims for losses or liabilities described in Section 12.1 not resulting from negligence, disregard of its obligations and duties under this Agreement or disabling conduct by the Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of negligence, disregard of its obligations and duties under this Agreement or disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of negligence, disregard of its obligations and duties under this Agreement or disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("DISINTERESTED NON-PARTY DIRECTORS") or (b) an independent legal counsel in a written opinion. The
Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification hereunder in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Adviser shall provide security in form and amount acceptable to the Fund for its undertaking;
(b) the Fund  is  insured  against  losses  arising by reason of the advance; or
(c) a majority of a quorum of the full Board, the members of which majority are disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Adviser will ultimately be found to be entitled to indemnification hereunder.

      13. TERM OF AGREEMENT. The term of this Agreement shall begin on the date first above written and, unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for two years. Thereafter, this Agreement shall continue in effect from year to year, subject to the termination provisions and all other terms and conditions hereof, provided such continuance is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the directors, provided that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the directors who are not parties to this Agreement or interested persons of either party hereto ("INDEPENDENT DIRECTORS"); and provided further that the Adviser shall not have notified the Fund in writing at least sixty (60) days prior to the first expiration date hereof or at least sixty (60) days prior to any expiration date hereof of any year thereafter that it does not desire such continuation. The Adviser shall furnish to the Fund, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

      14. AMENDMENT OR ASSIGNMENT OF AGREEMENT. This Agreement may be amended at any time, but only by written agreement between the Adviser and the Fund, which amendment has been authorized by the Board, including the vote or written consent of a majority of the Independent Directors and, where required by the 1940 Act, the shareholders of the Fund in the manner required by the 1940 Act and the rules thereunder. This Agreement shall terminate automatically and immediately in the event of its assignment. The Adviser shall notify the Fund in writing in advance of any proposed change of "control" to enable the Fund to take the steps necessary to enter into a new advisory agreement, if necessary.

      15. TERMINATION OF AGREEMENT. This Agreement may be terminated at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; provided that in the case of termination by the Fund, such action shall have been authorized (i) by resolution of the directors, including the vote or written consent of a majority of the Independent Directors or (ii) by vote of a majority of the outstanding voting securities of the Fund.

      16. INTERPRETATION AND DEFINITION OF TERMS. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or, in the absence of any controlling decision of any court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Specifically, the terms "AFFILIATED PERSON," "ASSIGNMENT," "CONTROL," "INTERESTED PERSON" and "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

      17. GOVERNING LAW. Except insofar as the 1940 Act or other federal laws and regulations may be controlling, this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

      18. NOTICE. Any notice under this Agreement shall be given in writing addressed and delivered or mailed postage prepaid to the other party to the Fund (attn: [Secretary]) or the Adviser (attn: [___________]) at their respective principal places of business (or to such other addresses or contacts as shall be designated by the Fund or the Adviser in a written notice to the other party).

      19.   CAPTIONS.   The  captions  in   this   Agreement  are  included  for
convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

      20.   SEVERABILITY  AND  SUCCESSORS.   If  any provision of this Agreement
shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

      21. FORCE MAJEURE. The Adviser shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including, but not limited to, acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Adviser shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

      22. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior amendments and understandings relating to the subject matter hereof.

      IN WITNESS WHEREOF the parties have caused this instrument to be signed on their behalf by their respective officers thereunto duly authorized all as of the date first written above.


                                     RMK STRATEGIC INCOME FUND, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     HYPERION BROOKFIELD ASSET MANAGEMENT, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

    PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION
                            IN THE ENCLOSED ENVELOPE.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -





--------------------------------------------------------------------------------
PROXY -- RMK STRATEGIC INCOME FUND, INC.
--------------------------------------------------------------------------------

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS - JULY 11, 2008 AT 11:00 A.M. CENTRAL TIME

REGIONS FINANCIAL CORP.
7130 GOODLETT FARMS PARKWAY
CORDOVA, TENNESSEE 38016

PROXY SOLICITED BY BOARD OF DIRECTORS OF RMK STRATEGIC INCOME FUND, INC.

The undersigned hereby appoints as proxies Charles D. Maxwell and J. Thompson Weller, and each of them, with full power of substitution and revocation to represent and vote all of the undersigned's shares of RMK Strategic Income Fund, Inc. held on the record date, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Shareholders to be held on July 11, 2008 at 11:00 a.m. Central Time and any postponement or adjournment thereof (the "Meeting").

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED BY THE SHAREHOLDER. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE ELECTION OF DIRECTORS, WITH DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR VOTE IS IMPORTANT. PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

(CONTINUED AND TO BE VOTED ON REVERSE SIDE.)

RMK Strategic Income Fund




Using a BLACK INK pen, mark your votes with an X as shown in
this example. Please do not write outside the designated areas.    [X]

--------------------------------------------------------------------------------
SPECIAL MEETING PROXY CARD
--------------------------------------------------------------------------------

     PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION
                            IN THE ENCLOSED ENVELOPE.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

A  PROPOSAL -- THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.
1. Approval of a new investment advisory agreement between   FOR    AGAINST    ABSTAIN
   Hyperion Brookfield Asset Management, Inc. and RMK        [ ]      [ ]        [ ]
   Strategic Income Fund, Inc.

B  NON-VOTING ITEMS
CHANGE OF ADDRESS -- Please print new address below.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


C AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

NOTE: Please sign your name EXACTLY as your name appears on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, custodian or guardian, please provide your FULL title. If stockholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person indicating title.

Date (mm/dd/yyyy) --      Signature 1 -- Please keep  Signature 2 -- Please keep
Please print date below.  signature within the box.   signature within the box.
------------------------  --------------------------  --------------------------
       /        /
------------------------  --------------------------  --------------------------

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
    PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION
                            IN THE ENCLOSED ENVELOPE.




--------------------------------------------------------------------------------
PROXY -- RMK STRATEGIC INCOME FUND, INC.
--------------------------------------------------------------------------------
   PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS - JULY 11, 2008 AT 11:00 A.M.
                                  CENTRAL TIME

REGIONS FINANCIAL CORP.
7130 GOODLETT FARMS PARKWAY
CORDOVA, TENNESSEE 38016

PROXY SOLICITED BY BOARD OF DIRECTORS OF RMK STRATEGIC INCOME FUND, INC.

The undersigned hereby appoints as proxies Charles D. Maxwell and J. Thompson Weller, and each of them, with full power of substitution and revocation to represent and vote all of the undersigned's shares of RMK Strategic Income Fund, Inc. held on the record date, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders to be held on July 11, 2008 at 11:00 a.m. Central Time and any postponement or adjournment thereof (the "Meeting").

Shares represented by this proxy will be voted as instructed by the shareholder. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the election of Directors, with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

(CONTINUED AND TO BE VOTED ON REVERSE SIDE.)

RMK Strategic Income Fund, Inc.





Using a BLACK INK pen, mark your votes with an X as shown in
this example. Please do not write outside the designated areas.     [X]


--------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
--------------------------------------------------------------------------------
    PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION
                           IN THE ENCLOSED ENVELOPE.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

A  PROPOSAL -- THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE LISTED NOMINEES.
1. Election of Class I Directors:   For   Withhold                             For   Withhold
   01 - Robert F. Birch             [ ]     [ ]      02 - Stuart A. McFarland  [ ]     [ ]

2. Election of Class II Director:   For   Withhold
   01 - Rodman L. Drake             [ ]     [ ]

3. Election of Class III Directors: For   Withhold                             For   Withhold
   01 - Louis P. Salvatore          [ ]     [ ]      02 - Clifford E. Lai      [ ]     [ ]

B  NON-VOTING ITEMS
CHANGE OF ADDRESS -- Please print new address below.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

C AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

NOTE: Please sign your name EXACTLY as your name appears on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, custodian or guardian, please provide your FULL title. If stockholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person indicating title.

Date (mm/dd/yyyy) --      Signature 1 -- Please keep  Signature 2 -- Please keep
Please print date below.  signature within the box.   signature within the box.
------------------------  --------------------------  --------------------------
       /        /
------------------------  --------------------------  --------------------------